                                                                  EXECUTION COPY

                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of April 17, 2008 (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be directly or indirectly evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS
Commercial Mortgage Trust 2008-C1, Commercial Mortgage Pass-Through
Certificates, Series 2008-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The
Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of April 11, 2008 (the "Pooling and Servicing Agreement"), between the
Purchaser, as depositor (the "Depositor"), Wachovia Bank, National Association,
as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as
special servicer (the "Special Servicer"), and LaSalle Bank National
Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Securities LLC ("UBS-SEC") and Banc of America Securities
LLC ("BOA" and, together with Lehman and UBS-SEC in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a
Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBS-SEC (together in such capacity, the
"Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $490,363,205 (the "Initial LBHI Pool Balance") as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on April
29, 2008 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial LBHI Pool Balance, plus interest accrued on each
Mortgage Loan at the related Mortgage Rate (net of the related Administrative
Cost Rate), for the period from and including April 11, 2008 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing
Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date; provided, that with respect to the
Guaranty Agreements (as defined in the Pooling and Servicing Agreement), such assignment and conveyance shall be subject to Section 3.09(i) of the Pooling and
Servicing Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and
Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer), or, in the case of a Mortgage Loan that is an Outside Serviced Trust Mortgage Loan (a
"Seller Outside Serviced Mortgage Loan"), the applicable Outside Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans. In addition, the Seller shall, in the case of each Seller Outside Serviced Mortgage Loan, deliver to and deposit with the Master Servicer, within 30 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non-Trust Mortgage Loan Securitization Agreement.

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          (d) The Seller shall, retain, with respect to each Mortgage Loan
(except in the case of a Seller Outside Serviced Mortgage Loan), an Independent
third party (the "Recording Agent"), through which it shall: (i) as and in the manner provided in the Pooling and Servicing Agreement (and in any event within
45 days following the later of the Closing Date and the date on which all necessary recording information is available to the subject Recording Agent), submit for recording, or cause the submission for recording, in the applicable public office for real property records each related assignment of Mortgage and assignment of Assignment of Leases, in favor of, and delivered under clause
(a)(iv) of the definition of "Mortgage File" to the Trustee, and (ii) cause each such assignment of Mortgage and assignment of Assignment of Leases to be delivered to the Trustee following its return by the applicable public recording office; provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases, the Trustee shall obtain a certified copy of the recorded original. At least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master
Servicer) and at the expense of the Seller, the Trustee shall forward to the
Master Servicer a copy of any of the aforementioned assignments of Mortgage and/or assignments of Assignment of Leases that have been received by the
Trustee. Notwithstanding the foregoing, the Seller may request the Trustee to submit for recording any of the assignments of Mortgage or assignments of
Assignment of Leases referred to in this paragraph, and in such event, the
Seller shall cause any such unrecorded document to be delivered to the Trustee.

          If any such assignment of Mortgage and/or assignment of Assignment of
Leases referred to in the preceding paragraph is lost or returned unrecorded because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the
Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding two paragraphs, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's request and the fees of the Recording Agent.

          In addition to the foregoing, pursuant to the Pooling and Servicing
Agreement, the Trustee shall retain an Independent Person (such Person, the
"Filing Agent"), pursuant to a letter agreement dated the Closing Date (the
"Filing Letter Agreement") between the Trustee, the Payee, the Depositor and the
Seller, and the Trustee shall, as and to the extent set forth in the Filing
Letter Agreement at the expense of Cadim TACH Inc. (the "Payee"), with respect to each Mortgage Loan (other than a Seller Outside Serviced Mortgage Loan), through the Filing Agent: (i) promptly (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to such Filing Agent) prepare and file, in the appropriate public office for UCC Financing Statements, an assignment of each
UCC Financing Statement delivered by the Seller (with respect to each Mortgage
Loan other than a Seller Outside Serviced Mortgage Loan), pursuant to clause
(a)(xiv) of the definition of "Mortgage File" or otherwise to the Trustee; and
(ii) cause each such assignment of UCC Financing Statement to be delivered to the Trustee following its return by the appropriate public filing office for UCC
Financing Statements, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at such additional times upon the request of the Master Servicer

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if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). Each assignment of UCC Financing
Statement referred to in the prior sentence that is filed by or on behalf of the
Trustee shall reflect that the file copy thereof should be returned to the
Trustee or its agent following filing. The Seller shall reasonably cooperate with the Trustee (and the Filing Agent) with respect to the filing of the assignments of UCC Financing Statements as described in this paragraph and shall forward to the Trustee filing confirmation, if any, received by the Seller in connection with assignments of UCC Financing Statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the Filing Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the preceding paragraph and (ii) required to be paid by the Payee pursuant to the Filing
Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, at the expense of the Seller, shall only be required to cause the Filing Agent to file the assignments of UCC Financing Statements with respect to Mortgage Loans secured by hotel or hospitality properties.

          (e) With respect to any Mortgage Loan (other than a Seller Outside
Serviced Mortgage Loan), the Seller shall, within 45 days of the Closing Date, deliver or caused to be delivered to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer) the Mortgage Loan
Origination Documents (other than any document that constitutes part of the
Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than a Seller Outside Serviced Mortgage Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and each Mortgage Loan (other than a Seller
Outside Serviced Mortgage Loan) that has a related guaranty of payment or letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such guaranty of payment or letter of credit.
Further, in the event, with respect to a Mortgage Loan (other than a Seller
Outside Serviced Mortgage Loan) with a related letter of credit, the Master
Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing
Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

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          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller with a certificate (the "Master Servicer Certification") within 90 days of the Closing Date acknowledging: (i) its (or, if the Master Servicer has directed that such documents be delivered only to the applicable Sub-Servicer, the applicable Sub-Servicer's) receipt as of the date of the Master Servicer
Certification of such documents actually received, provided that such review shall be limited to identifying the document received, the Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate); and (ii) in the event the
Seller has, in its sole discretion, elected to deliver a Mortgage Loan Checklist
(as defined in Section 5(b)(i)) with respect to any Mortgage Loan, its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer
Certification of such Mortgage Loan Checklist, provided that, if the Seller delivers a Mortgage Loan Checklist, as referred to in this clause (ii), on or prior to the 90th day following the Closing Date, then the Master Servicer may instead deliver the Master Servicer Certification within the later of (x) 90 days of the Closing Date and (y) five (5) Business Days of its receipt of such
Mortgage Loan Checklist. Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account the Initial Deposit relating to each Mortgage Loan that is an Initial Deposit Mortgage Loan.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

                                      -5-

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                                      -6-

               (ix) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the initial Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the "Depositor" shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

                                      -7-

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document constituting a part of the related Mortgage File pursuant to clauses (a)(i) through (a)(xiii) (or, in the case of a Seller
Outside Serviced Mortgage Loan, clause (b)(i)) of the definition of "Mortgage
File" in the Pooling and Servicing Agreement or a document, if any, specifically set forth on Schedule IX to the Pooling and Servicing Agreement, has not been executed (if applicable) or is missing (a "Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section
3(b) hereof (each such breach, a "Breach") relating to such Mortgage Loan, and such Document Defect or Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the Mortgage Loan, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a
"Material Breach", as the case may be. Then, following receipt of a
Seller/Depositor Notification with respect to such Material Document Defect or
Material Breach, as the case may be, the Seller shall (subject to Sections 5(f),
(g) and (h) hereof) cure or repurchase the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and
Servicing Agreement.

          (b) In the event the Seller is obligated to repurchase any Mortgage
Loan pursuant to this Section 5, such obligation shall extend to any successor
REO Mortgage Loan with respect thereto as to which (A) the subject Material
Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO Property, a
Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject
Mortgage Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to any Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller (or by the Depositor)
within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in

                                      -8-

lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of any one or more Mortgage Loans in such Cross-Collateralized Group, and (ii) the application of remedies, such
Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

                                      -9-

          (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing such Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Loss of Value
Payment, in each case required to be paid by the Depositor (or, payable by the
Depositor due to the Depositor's exercise of its option) under Section 2.03(e)
of the Pooling and Servicing Agreement, but only if and to the extent the
Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing
Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material
Document Defect and the Seller shall not be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the affected Mortgage
Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if
95% or more of the loss of value to a Mortgage Loan was caused by a Material
Breach or Material Document Defect, which Material Breach or Material Document
Defect is not capable of being cured, this Section 5(g) shall not apply and the
Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, the
Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the
Seller in accordance with this Section 5(g), the amount of such Loss of Value
Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing
Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material
Document Defect or Material Breach that affects whether a Mortgage Loan is a
Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an
Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, 2 World
Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

                                      -10-

          (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                                      -11-

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Thacher Proffitt & Wood LLP, special counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of
Thacher Proffitt & Wood LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) A favorable opinion of in-house counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the Closing Date and addressed to the initial
Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

          (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

                                      -12-

          SECTION 8. Costs. The Seller shall pay its Allocable Share (or such other amount as is agreed to by the Purchaser) of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the
Underwriters, the Placement Agents and the sellers of the Other Loans to the
Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement. "Allocable Share" shall mean a fraction
(expressed as a percentage), the numerator of which is the aggregate outstanding principal balance of the Mortgage Loans as of the date of determination, and the denominator of which is the aggregate outstanding principal balance of all of the Securitized Loans on such date of determination.

          SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section
2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                                      -13-

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                      -14-

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER
AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY
NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF
ALL OTHER COURTS, WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS
AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING
SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE
EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE
DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING
COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL
JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE
ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER
PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT NEITHER A NEW YORK STATE NOR A
FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY
AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING
OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR
OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH
SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO
THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS
SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE
REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

                                      -15-

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                      -16-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        LEHMAN BROTHERS HOLDINGS INC.

                                        By: /s/ David Nass
                                            ------------------------------------
                                            Name: David Nass
                                            Title: Authorised Signatory

                                        Address for Notices:

                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                            Name: David Nass
                                            Title: Vice President

                                        Address for Notices:

                                        Structured Asset Securities
                                        Corporation II
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (SEE ATTACHED)

CONTROL
   NO.                    PROPERTY NAME                                                        ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1      Westfield Southlake                                  2109 Southlake Mall
  6      Charleston Plaza                                     2400-2450 Charleston Road
  7      Kettering Tower                                      40 North Main Street
  9      Memphis Retail Portfolio                             Various
 9.01    The Shops of Collierville                            875 West Poplar Avenue
 9.02    Chickasaw Gardens                                    3181 Poplar Avenue
 9.03    Country Club Collections                             2140-2150 Poplar Avenue
 9.04    Trezevant Enterprises - Fed Ex/Kinko's               1130 North Germantown Parkway
 9.05    Trezevant Enterprises - Corky's                      743 West Popular Avenue
  10     Chicago Hotel Portfolio - Crossed Rollup             N/A
10.01    Chicago Hotel Portfolio - City Suites Hotel          933 West Belmont Avenue
10.02    Chicago Hotel Portfolio - Majestic Hotel             528 West Brompton Avenue
10.03    Chicago Hotel Portfolio - Willows Hotel              555 West Surf Street
  11     Southwest Retail Portfolio - Crossed Rollup          N/A
11.01    West Point Shopping Center                           3835-3881 West 5400 South
11.02    Foothills Shopping Center                            11101 Menaul Boulevard NE
11.03    Country Square Shopping Center                       10310-10384 South Redwood Road
  13     Best Western - Clearwater                            691 South Gulfview Boulevard
  14     Park 100 - Portfolio                                 Various
14.01    Building 113                                         5602-5676 W. 73rd Street
14.02    Building 114                                         5601-5671 W. 74th Street
14.03    Building 108                                         5605-5741 W. 73rd Street
14.04    Building 55                                          6119-99 W. 80th Street
14.05    Building 106                                         7112-72 Zionsville Road
14.06    Building 101                                         5840-5958 W. 71st Street
14.07    Building 105                                         5720-80 W. 71st Street
  15     Exchange South                                       9143 Phillips Highway
  18     Village Marketplace                                  1825 Tamiami Trail
  19     Bashas Gold Canyon                                   5301 South Superstition Mountain Drive
  20     Whole Foods - Cupertino                              20955 Stevens Creek Boulevard
  21     Premier Park of Commerce Portfolio - Crossed Rollup  N/A
21.01    Premier Park of Commerce - FedEx Ground              45th Street & Park Avenue
21.02    Premier Park of Commerce - FedEx Freight             45th Street & Park Avenue
  23     Tower Parking Garage                                 40 North Front Street
  24     Jackson Retail Portfolio                             Various
24.01    Dick's Sporting Goods                                1165 Vann Drive
24.02    Park Place                                           228 Parkstone Place
24.03    Horizon Travel                                       340 Parkstone Place
24.04    Moe's Building                                       1923 Emporium Drive
  25     Columbus Office Warehouse Portfolio                  6969 Worthington-Galena Road, 6999 Huntley Road, and 7029 Huntley Road
  30     Arbor Court                                          802 Seminar
  31     Hunt Club Corners                                    520 Hunt Club Boulevard
  32     Holiday Shopping Center                              4545 Sun Ray Drive
  33     Triangle Square Shopping Center                      4731 Apex Highway
  39     Polaris Retail Center                                1140-1158 Polaris Parkway
  40     Comfort Suites - Midland                             4706 Garfield Street
  41     Riverfront Place                                     810 River Avenue
  42     The Market at Uvalde                                 13502-13530 Interstate Highway 10 East
  43     East Hills Village                                   2611-2625 Oswell Street
  45     Vantage 78                                           3501 Wheatley Avenue
  46     Walgreen's - Harlingen                               1801 West Harrison
  48     Vernon Industrial                                    4330 E. 26th Street
  49     Walgreen's - Guthrie                                 1603 South Division Street
  50     Walgreen's - Dallas, GA                              4519 Dallas-Acworth Highway
  51     Summer's Village                                     3701-3733 North Beltline Road
  52     Sunset Centre                                        9999 S.W. 72nd Street
  53     MDKL Flowood                                         163 Ridge Way
  55     294 North State Street                               294 North State Street
  56     Woodhaven Crossroads                                 5931 Oakland Hills, 350 Shady Lane Drive, 5301 Greenshaven Drive
  57     Western Green                                        2105 Robin Road

                                           CUT-OFF DATE    MONTHLY                 REMAINING                   REMAINING
CONTROL                                       BALANCE       DEBT      MORTGAGE      TERM TO       MATURITY   AMORTIZATION
 NO.            CITY       STATE    ZIP         ($)      SERVICE ($)  RATE (%)  MATURITY (MOS.)     DATE      TERM (MOS.)
-------------------------------------------------------------------------------------------------------------------------

  1      Merrillville       IN      46410   140,000,000     712,088     6.0200        117         1/11/2018       0
  6      Mountain View      CA      94043    39,695,002     229,632     5.6000        101         9/11/2016      353
  7      Dayton             OH      45423    28,000,000     165,720     5.8800        109         5/11/2017      360
  9      Various            TN    Various    25,600,000     164,174     6.6400        115        11/11/2017      360
 9.01    Collierville       TN      38017
 9.02    Memphis            TN      38111
 9.03    Collierville       TN      38017
 9.04    Memphis            TN      38133
 9.05    Collierville       TN      38017
  10     N/A                N/A       N/A    24,981,247         N/A     6.9000        N/A               N/A      N/A
10.01    Chicago            IL      60657     9,208,088      61,665     6.9000        119         3/11/2018      341
10.02    Chicago            IL      60657     8,118,905      54,371     6.9000        119         3/11/2018      341
10.03    Chicago            IL      60657     7,654,254      51,259     6.9000        119         3/11/2018      341
  11     N/A                N/A       N/A    20,154,397         N/A     7.0400        N/A               N/A      N/A
11.01    Taylorsville       UT      84118    10,376,521      69,471     7.0400        117         1/11/2018      357
11.02    Alburquerque       NM      87112     6,385,552      42,751     7.0400        117         1/11/2018      357
11.03    South Jordan       UT      84095     3,392,324      22,712     7.0400        117         1/11/2018      357
  13     Clearwater Beach   FL      33767    19,100,000     126,432     6.9500        115        11/11/2017      360
  14     Indianapolis       IN      46278    17,450,000     115,510     6.9500        116        12/11/2017      360
14.01    Indianapolis       IN      46278
14.02    Indianapolis       IN      46278
14.03    Indianapolis       IN      46278
14.04    Indianapolis       IN      46278
14.05    Indianapolis       IN      46278
14.06    Indianapolis       IN      46278
14.07    Indianapolis       IN      46278
  15     Jacksonville       FL      32256    16,800,000     106,962     6.2300        117         1/11/2018      360
  18     Port Charlotte     FL      33948    12,380,268      83,918     7.1700        118         2/11/2018      358
  19     Apache Junction    AZ      85218    11,980,000      71,211     5.9200        102        10/11/2016      360
  20     Cupertino          CA      95014    11,901,884      71,714     5.9800        113         9/11/2017      353
  21     N/A                N/A       N/A    11,700,000         N/A     5.8600        N/A               N/A      N/A
21.01    West Palm Beach    FL      33407     6,000,000      29,300     5.8600        115        11/11/2017       0
21.02    West Palm Beach    FL      33407     5,700,000      27,835     5.8600        115        11/11/2017       0
  23     Columbus           OH      43215    11,000,000      72,360     6.2200        104        12/11/2016      300
  24     Jackson            TN      38305    10,500,000      69,364     6.9300        117         1/11/2018      360
24.01    Jackson            TN      38305
24.02    Jackson            TN      38305
24.03    Jackson            TN      38305
24.04    Jackson            TN      38305
  25     Worthington        OH      43229     9,600,000      60,615     6.4900        115        11/11/2017      360
  30     Houston            TX      77060     7,000,000      41,744     5.9500        109         5/11/2017      360
  31     Apopka             FL      32703     6,854,074      42,014     6.0100        160         8/11/2021      340
  32     Holiday            FL      34690     6,800,000      42,179     6.3200        116        12/11/2017      360
  33     Durham             NC      27713     6,600,000      43,468     6.9000        118         2/11/2018      360
  39     Columbus           OH      43240     4,951,909      29,252     5.7000        104        12/11/2016      344
  40     Midland            TX      79705     4,950,316      34,150     7.0000        117         1/11/2018      321
  41     Pittsburgh         PA      15212     4,750,000      31,157     6.8600        117         1/11/2018      360
  42     Houston            TX      77015     4,300,000      28,320     6.9000        117         1/11/2018      360
  43     Bakersfield        CA      93306     4,270,555      28,879     7.1400        117         1/11/2018      357
  45     Charlotte          NC      28205     3,850,000      22,737     5.8600        109         5/11/2017      360
  46     Harlingen          TX      78550     3,395,000      18,645     6.5000        118         2/11/2018       0
  48     Vernon             CA      90023     3,000,000      20,222     7.1300        117         1/11/2018      360
  49     Guthrie            OK      73044     2,925,000      16,064     6.5000        118         2/11/2018       0
  50     Dallas             GA      30132     2,900,000      15,927     6.5000        118         2/11/2018       0
  51     Irving             TX      75038     2,900,000      18,829     6.7600        116        12/11/2017      360
  52     Miami              FL      33173     2,490,572      16,599     6.9800        115        11/11/2017      355
  53     Flowood            MS      39232     2,294,410      14,857     6.7100        117         1/11/2018      357
  55     Orem               UT      84057     2,191,055      14,123     6.6500        115        11/11/2017      355
  56     Fort Worth         TX      76112     2,100,000      14,169     7.1400        117         1/11/2018      360
  57     Bowling Green      KY      42101       997,515       6,393     6.6100        117         1/11/2018      357

          INTEREST   ADMINISTRATIVE   OUTSIDE
CONTROL    ACCRUAL        COST       SERVICING   OWNERSHIP                       PREPAYMENT              ANTICIPATED
  NO.       BASIS       RATE (%)      FEE RATE   INTEREST   LOAN SELLER           PROVISION            REPAYMENT DATE
---------------------------------------------------------------------------------------------------------------------

  1      Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  6        30/360        0.20175      0.00000   Fee Simple      LB       Yield Maintenance                   N/A
  7      Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  9      Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
 9.01                                           Fee Simple      LB       N/A
 9.02                                           Fee Simple      LB       N/A
 9.03                                           Fee Simple      LB       N/A
 9.04                                           Fee Simple      LB       N/A
 9.05                                           Fee Simple      LB       N/A
  10        N/A              N/A          N/A   N/A             LB       N/A                                 N/A
10.01    Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
10.02    Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
10.03    Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  11        N/A              N/A          N/A   N/A             LB       N/A                                 N/A
11.01    Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
11.02    Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
11.03    Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  13     Actual/360      0.20175      0.00000   Fee Simple      LB       Yield Maintenance                   N/A
  14     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
14.01                                           Fee Simple      LB       N/A
14.02                                           Fee Simple      LB       N/A
14.03                                           Fee Simple      LB       N/A
14.04                                           Fee Simple      LB       N/A
14.05                                           Fee Simple      LB       N/A
14.06                                           Fee Simple      LB       N/A
14.07                                           Fee Simple      LB       N/A
  15     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  18     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  19       30/360        0.20175      0.00000   Fee Simple      LB       Yield Maintenance/Defeasance        N/A
  20       30/360        0.20175      0.00000   Leasehold       LB       Yield Maintenance                   N/A
  21        N/A             N/A         N/A     N/A             LB       N/A                                 N/A
21.01      30/360        0.20175      0.00000   Fee Simple      LB       Yield Maintenance                   N/A
21.02      30/360        0.20175      0.00000   Fee Simple      LB       Yield Maintenance                   N/A
  23       30/360        0.20175      0.00000   Fee Simple      LB       Yield Maintenance                   N/A
  24     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
24.01                                           Fee Simple      LB       N/A
24.02                                           Fee Simple      LB       N/A
24.03                                           Fee Simple      LB       N/A
24.04                                           Fee Simple      LB       N/A
  25     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  30     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  31       30/360        0.20175      0.00000   Fee Simple      LB       Yield Maintenance                   N/A
  32     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  33     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  39       30/360        0.20175      0.00000   Fee Simple      LB       Yield Maintenance                   N/A
  40     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  41     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  42     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  43     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  45     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  46     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  48     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  49     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  50     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  51     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  52     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  53     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  55     Actual/360      0.20175      0.00000   Fee Simple      LB       Yield Maintenance                   N/A
  56     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A
  57     Actual/360      0.20175      0.00000   Fee Simple      LB       Defeasance                          N/A

                                         CROSS
CONTROL   ANTICIPATED    ADDITIONAL  COLLATERALIZED
  NO.    REPAYMENT DATE   INTEREST       GROUPS
---------------------------------------------------

  1            N/A                         No
  6            N/A                         No
  7            N/A                         No
  9            N/A                         No
 9.01                                  Yes (LB-A)
 9.02                                  Yes (LB-A)
 9.03                                  Yes (LB-A)
 9.04                                  Yes (LB-A)
 9.05                                  Yes (LB-A)
  10           N/A                     Yes (LB-1)
10.01          N/A                     Yes (LB-1)
10.02          N/A                     Yes (LB-1)
10.03          N/A                     Yes (LB-1)
  11           N/A                     Yes (LB-2)
11.01          N/A                     Yes (LB-2)
11.02          N/A                     Yes (LB-2)
11.03          N/A                     Yes (LB-2)
  13           N/A                         No
  14           N/A                         No
14.01                                  Yes (LB-B)
14.02                                  Yes (LB-B)
14.03                                  Yes (LB-B)
14.04                                  Yes (LB-B)
14.05                                  Yes (LB-B)
14.06                                  Yes (LB-B)
14.07                                  Yes (LB-B)
  15           N/A                         No
  18           N/A                         No
  19           N/A                         No
  20           N/A                         No
  21           N/A                     Yes (LB-3)
21.01          N/A                     Yes (LB-3)
21.02          N/A                     Yes (LB-3)
  23           N/A                         No
  24           N/A                         No
24.01                                  Yes (LB-C)
24.02                                  Yes (LB-C)
24.03                                  Yes (LB-C)
24.04                                  Yes (LB-C)
  25           N/A                         No
  30           N/A                         No
  31           N/A                         No
  32           N/A                         No
  33           N/A                         No
  39           N/A                         No
  40           N/A                         No
  41           N/A                         No
  42           N/A                         No
  43           N/A                         No
  45           N/A                         No
  46           N/A                         No
  48           N/A                         No
  49           N/A                         No
  50           N/A                         No
  51           N/A                         No
  52           N/A                         No
  53           N/A                         No
  55           N/A                         No
  56           N/A                         No
  57           N/A                         No